SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                               CURRENT INFORMATION



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       July 18, 1997
                                                 -------------------------------

                       Algorhythm Technologies Corporation
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             (Exact name of registrant as specified in its charter)


         Florida                   0-25276                88-0320364
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(State or other jurisdiction     (Commission           (I.R.S. Employer
      of incorporation)          File Number)         Identification No.)


4330 NW 207th Drive, Miami, FL                                      33055
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:        (305) 625-0332
                                                    ----------------------------

                          Nitros Franchise Corporation
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          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.


      On July 18, 1997 Telephonetics International, Inc. acquired 4,675,889 shares from David Bawarsky (2,600,000) and from Alan J. Kvares (2,075,889) in exchange for 400,000 shares of Telephonetics International Inc. (200,000 shares each to Mr. Bawarsky and Mr. Kvares). The Registrant's shares were valued at $.4375 per shares. In addition, Telephonetics acquired additional shares as follows: July 18, 1997 1,000 shares in the open market; July 22, 1997 600 shares in the open market; and on July 23, 1997 as a result of the acquisition of its subsidiary, Algorhythm Technology, Inc., by the Registrant, it received 1,000,000 shares. Mr. Bawarsky and Mr. Kvares are the President and CEO respectively, directors and controlling shareholders of Telephonetics International, Inc.

      In actuality there is no change in control, except Telephonetics now owns directly 4,675,889 shares that were owned by Mr. Bawarsky and Mr. Kvares, as set forth above.




                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT


      The following table sets forth information as of July 23, 1997 of the Company's Common Stock with respect to the shares owned by its officers, directors, both individually and as a group, and by the record and/or beneficial owners of more than 5% of the outstanding amount of such stock.


Name and Address                   Amount and nature of
of beneficial owner                beneficial ownership    Percentage of Class
-------------------                --------------------    -------------------

David Bawarsky                     6,803,378(1)                  68.69%
6184 Vista Linda Lane
Boca Raton, FL 33433
President, CEO, Director

Alan J. Kvares                      5,677,489(2)                 59.1%
4330 NW 207th Drive
Miami, FL 33055
Secretary, Director

Jason Sherman                       1,119,889                    11,66%
558402 Arbor Club Way
Boca, Raton, FL 33055
Vice President, Director

Telephonetics International, Inc.   5,677,489                    59.1%
4330 NW 207th Drive
Miami, FL 33055

Officer and Directors               6,803,378(1)(2)               80.0%
as a group (4 persons)
                                          2

___________________

1. Includes 5,677,489 shares owned by Telephonetics International, Inc. and 300,000 shares that Mr. Bawarsky has options to purchase. Mr. Bawarsky is the President, and a director of Telephonetics International Inc. and he along with Mr. Kvares are the controlling shareholders of Telephonetics International, Inc.

2. Includes 5,677 4899 shares owned by Telephonetics International, Inc. Mr. Kvares is the CEO and a director of Telephonetics International Inc. and he along with Mr. Bawarsky are the controlling shareholders of Telephonetics International, Inc.


5.  OTHER EVENTS.

      On July 18, 1997 the Board of Directors formally agreed to the termination of the proposed merger between the Registrant's subsidiary, Quicklab Multimedia Centers, Inc., a Nevada corporation with Quicklab Multimedia Centers, Inc., a Florida corporation, and the subsequent spin off of the merged company, for the principal reason that pursuant to the rules, regulations and/or guidelines of the Securities and Exchange Commission the principal objective of the transaction could not be accomplished.

      On July 23, 1997 the Registrant acquired Algorhythm Technologies, Inc., a subsidiary of Telephonetics International, Inc. as stated in item 1 above. On July 24, 1997 the Registrant changed its name to Algorhythm Technologies Corporation Inc. and its new trading symbol is ALGR.


      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                             ALGORHYTHM TECHNOLOGIES CORPORATION
                                             -----------------------------------
                                                         REGISTRANT


                                             By:  /s/ David Bawarsky
                                                --------------------------------
                                                DAVID BAWARSKY, President

Dated:  August 1, 1997